Exhibit 99.2

LED LIGHTING COMPANY

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

LED Lighting Company

Opinion on the Financial Statements:

We have audited the accompanying statement of financial position of LED Lighting Company (the “Company”) as of December 31, 2017 and 2016, the related statements of loss, stockholders’ deficit and cash flows for each of the two year period ended December 31, 2017, and the related notes (collectively, the “financial statements”).

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion:

The Company’s management is responsible for these financial statements. Our responsibility is to express an opinion on the Company’s consolidated financial statements. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits of the financial statements included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, these conditions raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

/s/ Anton & Chia, LLP

We have served as the Company’s auditor since 2010.

Newport Beach, California August 9, 2018

LED LIGHTING COMPANY
BALANCE SHEETS

ASSETS	December 31,	December 31,
	2017	2016
Current Assets
Cash	$71	$33
Total Current Assets	71	33

TOTAL ASSETS	71	33

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
Accounts payable & accrued expenses	$32,815	$63,898
Accrued Interest	1,312	-
Shareholder Advance	82,129	61,913
Note payable	10,000	10,000
Total Liabilities	126,256	135,811

Stockholders' Deficit

Preferred stock, $0.0001 par value, 20,000,000 shares authorized; no shares issued and outstanding as of December 31, 2017 and 2016 respectively
	-	-
Common stock, $0.0001 par value, 100,000,000 shares authorized; 26,157,195 shares issued and outstanding as of December 31, 2017 and 2016 respectively
	2,616	2,616
Additional paid-in capital	4,342,352	4,268,234
Accumulated deficit	(4,471,154)	(4,406,628)
Total Stockholders' Deficit	(126,186)	(135,778)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$71	$33

The accompanying notes are an integral part of these financial statements.

LED Lighting Company

STATEMENTS OF OPERATIONS

	For the Year Ending December 31, 2017	For the Year Ending December 31, 2016
Revenue	$-	$-
Cost of revenue	-	-
Gross profit	-	-

Asset write-offs	-	10,000
Consulting expense	-	60,000
Operating expenses	63,856	35,770
Loss from operations	(63,856)	(105,770)

Other income (expense)
Interest expense	(700)	(612)
Other expense	30	-
	(670)	(612)

Loss before income taxes	(64,526)	(106,382)
Income tax expense	-	-
Net loss	$(64,526)	$(106,382)

Loss per share – basic	$-	$-
Weighted average shares – basic	26,157,195	26,157,195

The accompanying notes are an integral part of these financial statements.

LED Lighting Company

STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT

			Additional		Total
	Common Stock		Paid-in	Accumulated	Stockholders'
	Shares	Amount	Capital	Deficit	Deficit
Balance, December 31, 2015	26,157,195	$2,616	$4,268,234	$(4,300,246)	$(29,396)
Net loss	-	-	-	(106,382)	(106,382)
Balance, December 31, 2016	26,157,195	$2,616	$4,268,234	$(4,406,628)	$(135,778)
Contributed Capital	-	-	74,118	-	74,118
Net loss	-	-	-	(64,526)	(64,526)
Balance, December 31, 2017	26,157,195	$2,616	$4,342,352	$(4,471,154)	$(126,186)

The accompanying notes are an integral part of these financial statements.

LED Lighting Company

STATEMENTS OF CASH FLOWS

	For the Year ended December 31, 2017	For the Year ended December 31, 2016
OPERATING ACTIVITIES:
Net loss	$(64,526)	$(106,382)

Changes in operating assets and liabilities
Accounts payable & accrued expenses	(29,771)	60,973

Net cash used in operating activities	(94,297)	(45,409)

FINANCING ACTIVITIES:
Bank Overdraft	-	(37)
Contributed Capital	74,119	-
Shareholder Advance	20,216	35,479
Proceeds from the issuance of note payable	-	10,000
Net cash provided by financing activities	94,335	45,442

Net increase in cash	38	33

Cash, beginning of period	33	-

Cash, end of period	71	33

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Stock issued in conversion of debt	$-	$393,857

Interest paid	$-	$-

Taxes paid	$-	$-

The accompanying notes are an integral part of these financial statements.

LED LIGHTING COMPANY

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2017 and 2016

1. OVERVIEW

Nature of Operations

LED LIGHTING COMPANY ("the Company"), formerly known as Fun Media World, Inc., was incorporated under the name of Pinewood Acquisition Corporation under the laws of the State of Delaware on July 19, 2010 and was originally formed to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions.

On May 28, 2013, the Company’s board of directors and stockholders approved an amendment to the Company’s Certificate of Formation to change its corporate name to “LED Lighting Company”, and the amendment was filed with the Secretary of State of the State of Delaware on May 30, 2013. On May 28, 2013, new officers and directors were appointed and elected and the prior officers and directors resigned, resulting in the change of control of the Company.

The LED Lighting Company plans to supply LED (light-emitting diode) light bulbs and light fixtures to the commercial, industrial and consumer/retail markets. All of our products are tested and listed by UL Underwriters Laboratories (UL) or Electrical Testing Laboratories (ETL). Additionally, all products to be supplied will be tested and in compliance with industry standards such as those set up by Energy Star, and the Illuminating Engineering Society of North America (IESNA).

Going Concern

The Company has sustained operating losses and an accumulated deficit of $4,471,154 since inception of the Company on July 19, 2010 through December 31, 2017. In 2017 the Company incurred a loss of $64,526. The Company's continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations, which it has not been able to accomplish to date, and/or obtain additional financing from its stockholders and/or other third parties.

These financial statements have been prepared on a going concern basis, which implies the Company will continue to meet its obligations and continue its operations for the next fiscal year. The continuation of the Company as a going concern is dependent upon financial support from its stockholders, the ability of the Company to obtain necessary equity financing to continue operations, successfully locating and negotiate with a business entity for the combination of that target company with the Company.

The management of the Company plans to use their personal funds or seek equity or debt financing to pay all expenses incurred by the Company in 2018. There is no assurance that the Company will ever be profitable. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies presented below is designed to assist in understanding the Company’s financial statements. Such financial statements and accompanying notes are the representations of the Company’s management, who are responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America (“GAAP”) in all material respects, and have been consistently applied in preparing the accompanying financial statements.

Use of Estimates

In preparing these financial statements in conformity with GAAP, management is required to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amount of revenues and expenses during the reporting periods. Actual results could differ from those estimates. Significant estimates and assumptions included in our consolidated financial statements relate to the valuation of long-lived assets, accruals for potential liabilities, and valuation assumptions related to equity instruments and share based payments.

LED LIGHTING COMPANY

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2017 and 2016

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair Value Measurements

ASC 820, “Fair Value Measurements”, requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value: Level 1, defined as observable inputs such as quoted prices in active markets for identical assets or liabilities; Level 2, inputs other than level one that are either directly or indirectly observable such as quoted prices for identical or similar assets or liabilities on markets that are not active; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions. The Company had no assets or liabilities required to be recorded at fair value on a recurring basis as of December 31, 2016.

Cash and Cash Equivalents

The Company considers all highly-liquid investments with maturities of three months or less when purchased to be cash equivalents. The Company had no cash equivalents as of December 31, 2017.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents. The Company places its cash with high quality banking institutions. From time to time, the Company may maintain cash balances at certain institutions in excess of the Federal Deposit Insurance Corporation limit.

Revenue Recognition

The Company recognizes revenue in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) No. 605, “Revenue Recognition”. In all cases, revenue is recognized only when the price is fixed and determinable, persuasive evidence of an arrangement exists, the service is performed and collectability of the resulting receivable is reasonably assured.

Income Taxes

Under ASC 740, "Income Taxes", deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Valuation allowances are established when it is more likely than not that some or all of the deferred tax assets will not be realized. As of December 31, 2017, there were no deferred taxes.

Share Based Compensation

The Company applies ASC 718, Share-Based Compensation to account for its service providers’ share-based payments. Common stock of the Company was given to service providers to retain their assistance in becoming a U.S. public company, assistance with public company regulations, investors’ communications and public relations with broker-dealers, market makers and other professional services.

In accordance with ASC 718, the Company determines whether a share payment should be classified and accounted for as a liability award or equity award. All grants of share-based payments to service providers classified as equity awards are recognized in the financial statements based on their grant date fair values which are calculated using historical pricing. The Company has elected to recognize compensation expense based on the criteria that the stock awards vest immediately on the issuance date. ASC 718 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent period if actual forfeitures differ from initial estimates. There were no forfeitures of share based compensation.

LED LIGHTING COMPANY

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2017 and 2016

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Net Loss Per Share

Under the provisions of ASC 260, “Earnings per Share,” basic loss per common share is computed by dividing net loss available to common shareholders by the weighted average number of shares of common stock outstanding for the periods presented. Diluted net loss per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that would then share in the income of the Company, subject to anti-dilution limitations. The common stock equivalents have not been included as they are anti-dilutive. As of December 31, 2017, there were warrants outstanding for the purchase of 1,918,629 shares of common stock which could potentially dilute future earnings per share.

Recent Accounting Pronouncements

Adopted

On June 10, 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-10, Development Stage Entities (Topic 915) – Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation, which eliminates the concept of a development stage entity (DSE) its entirety from current accounting guidance. This standard eliminates the designation of DSEs and requirements to disclose results of operations and cash flows since inception.

The FASB has issued Accounting Standards Update (ASU) No. 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. ASU 2014-15 is intended to define management’s responsibility to evaluate whether there is substantial doubt about an organization’s ability to continue as a going concern and to provide related footnote disclosures. Under Generally Accepted Accounting Principles (GAAP), financial statements are prepared under the presumption that the reporting organization will continue to operate as a going concern, except in limited circumstances. Financial reporting under this presumption is commonly referred to as the going concern basis of accounting. The going concern basis of accounting is critical to financial reporting because it establishes the fundamental basis for measuring and classifying assets and liabilities. Currently, GAAP lacks guidance about management’s responsibility to evaluate whether there is substantial doubt about the organization’s ability to continue as a going concern or to provide related footnote disclosures. This ASU provides guidance to an organization’s management, with principles and definitions that are intended to reduce diversity in the timing and content of disclosures that are commonly provided by organizations today in the financial statement footnotes. The amendments are effective for annual periods ending after December 15, 2016, and interim periods within annual periods beginning after December 15, 2016.

Not Adopted

In January 2015, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2015-01 Income Statement—Extraordinary and Unusual Items. This Update eliminates from GAAP the concept of extraordinary items. Subtopic 225-20, Income Statement—Extraordinary and Unusual Items, required that an entity separately classify, present, and disclose extraordinary events and transactions. Presently, an event or transaction is presumed to be an ordinary and usual activity of the reporting entity unless evidence clearly supports its classification as an extraordinary item. Paragraph 225-20-45-2 contains the following criteria that must both be met for extraordinary classification:

1. Unusual nature. The underlying event or transaction should possess a high degree of abnormality and be of a type clearly unrelated to, or only incidentally related to, the ordinary and typical activities of the entity, taking into account the environment in which the entity operates.

2. Infrequency of occurrence. The underlying event or transaction should be of a type that would not reasonably be expected to recur in the foreseeable future, taking into account the environment in which the entity operates.

LED LIGHTING COMPANY

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2017 and 2016

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

If an event or transaction meets the criteria for extraordinary classification, an entity is required to segregate the extraordinary item from the results of ordinary operations and show the item separately in the income statement, net of tax, after income from continuing operations. The entity also is required to disclose applicable income taxes and either present or disclose earnings-per-share data applicable to the extraordinary item. The amendments in this Update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015. A reporting entity may apply the amendments prospectively. The Company did not elect for early adoption.

In July 2015, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2015-11 Simplifying the Measurement of Inventory. Topic 330, Inventory, currently requires an entity to measure inventory at the lower of cost or market. Market could be replacement cost, net realizable value, or net realizable value less an approximately normal profit margin. An entity should measure inventory within the scope of this Update at the lower of cost and net realizable value. Net realizable value is the estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation. Subsequent measurement is unchanged for inventory measured using LIFO or the retail inventory method. The amendments in this Update more closely align the measurement of inventory in GAAP with the measurement of inventory in International Financial Reporting Standards (IFRS). For public business entities, the amendments in this Update are effective for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. The Company did not elect for early adoption.

In March 2016, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2016-08 Revenue from Contracts with Customers (Topic 606) Principal versus Agent Considerations (Reporting Revenue Gross versus Net), which clarifies a converged standard on recognition of revenue from contracts with customers. In June 2014, the FASB and the IASB (collectively, the Boards) announced the formation of the FASB-IASB Joint Transition Resource Group for Revenue Recognition (TRG). One of the objectives of the TRG is to inform the Boards about potential implementation issues that could arise when organizations implement the new revenue guidance. The TRG also assists stakeholders in understanding specific aspects of the new revenue guidance. The TRG does not issue authoritative guidance. Instead, the Boards evaluate the feedback received from the TRG and other stakeholders to determine what action, if any, is necessary for each potential implementation issue. Implementation questions submitted to the TRG and discussions at TRG meetings informed the Board about a few issues in the guidance on identifying performance obligations and licensing. The amendments in this Update clarify the implementation guidance on principal versus agent considerations. When another party is involved in providing goods or services to a customer, an entity is required to determine whether the nature of its promise is to provide the specified good or service itself (that is, the entity is a principal) or to arrange for that good or service to be provided by the other party (that is, the entity is an agent). When (or as) an entity that is a principal satisfies a performance obligation, the entity recognizes revenue in the gross amount of consideration to which it expects to be entitled in exchange for the specified good or service transferred to the customer. When (or as) an entity that is an agent satisfies a performance obligation, the entity recognizes revenue in the amount of any fee or commission to which it expects to be entitled in exchange for arranging for the specified good or service to be provided by the other party. An entity is a principal if it controls the specified good or service before that good or service is transferred to a customer. The guidance includes indicators to assist an entity in determining whether it controls a specified good or service before it is transferred to the customer. The indicators do not override the assessment of control, should not be viewed in isolation, do not constitute a separate or additional evaluation, and should not be considered a checklist of criteria to be met in all scenarios. Considering one or more of the indicators often will be helpful in determining whether the entity controls the specified good or service before it is transferred to the customer. Depending on the facts and circumstances, the indicators may be more or less relevant to the assessment of control. Additionally, one or more of the indicators may be more persuasive to the assessment than the other indicators.

LED LIGHTING COMPANY

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2017 and 2016

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In April 2016, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2016-10 Revenue from Contracts with Customers (Topic 606) Identifying Performance Obligations and Licensing, which clarifies a converged standard on recognition of revenue from contracts with customers. In June 2014, the FASB and the IASB (collectively, the Boards) announced the formation of the FASB-IASB Joint Transition Resource Group for Revenue Recognition (TRG). One of the objectives of the TRG is to inform the Boards about potential implementation issues that could arise when organizations implement the new revenue guidance. The TRG also assists stakeholders in understanding specific aspects of the new revenue guidance. The TRG does not issue authoritative guidance. Instead, the Boards evaluate the feedback received from the TRG and other stakeholders to determine what action, if any, is necessary for each potential implementation issue. Implementation questions submitted to the TRG and discussions at TRG meetings informed the Board about a few issues in the guidance on identifying performance obligations and licensing. The amendments in this Update affect the guidance in Accounting Standards Update 2014-09, Revenue from Contracts with Customers (Topic 606), which is not yet effective. The effective date and transition requirements for the amendments in this Update are the same as the effective date and transition requirements in Topic 606 (and any other Topic amended by Update 2014-09). Accounting Standards Update 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, defers the effective date of Update 2014-09 by one year.

In May 2016, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients, which clarifies a converged standard on recognition of revenue from contracts with customers. In June 2014, the FASB and the IASB (collectively, the Boards) announced the formation of the FASB-IASB Joint Transition Resource Group for Revenue Recognition (TRG). One of the objectives of the TRG is to inform the Boards about potential implementation issues that could arise when organizations implement the new revenue guidance. The TRG also assists stakeholders in understanding specific aspects of the new revenue guidance. The TRG does not issue authoritative guidance. Instead, the Boards evaluate the feedback received from the TRG and other stakeholders to determine what action, if any, is necessary for each potential implementation issue. To address certain issues identified by the TRG in the guidance on assessing collectability, presentation of sales taxes, noncash consideration, and completed contracts and contract modifications at transition, the Board decided to add a project to its technical agenda to improve Topic 606, Revenue from Contracts with Customers, by reducing: 1. The potential for diversity in practice at initial application 2. The cost and complexity of applying Topic 606 both at transition and on an ongoing basis. The amendments in this Update affect entities with transactions included within the scope of Topic 606. The scope of that Topic includes entities that enter into contracts with customers to transfer goods or services (that are an output of the entity’s ordinary activities) in exchange for consideration. The amendments to the recognition and measurement provisions of Topic 606 also affect entities with transactions included within the scope of Topic 610, Other Income. The core principle of the guidance in Topic 606 is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services.

We have evaluated the recent accounting pronouncements through the date of issuance of the report and believe that none of them will have a material effect on our financial statements.

Other recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force and the United States Securities and Exchange Commission) did not or are not believed by management to have a material impact on the Company’s present or future financial statements.

3. ASSET WRITEOFFS

In February 2016, the Company issued $10,000 to an unrelated party, Blue Tiger LLC, in order to prepay for certain optical equipment that the Company believed would comprise a part of a large order that would be placed by a Company customer. As the Company has yet to utilize the prepaid credit, it wrote the credit off as an operating loss in 2016.

LED LIGHTING COMPANY

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2017 and 2016

4. ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses consist of the following as of December 31, 2017 and 2016:

	2017	2016

Accounts payable	$32,815	$63,898
Accrued interest	1,312	-
Shareholder advance	82,129	61,913

	$116,256	$125,811

During the year end December 31, 2017, $82,129 was advanced to the Company by shareholders for the purpose of meeting expenses for services provided by unrelated third parties.

5. RELATED PARTY TRANSACTIONS

On July 1, 2016, the Company entered into a consulting agreement with George Mainas, a related party with a controlling interest in the Company. As of December 31, 2016, the Company recorded an accrued liability of $60,000 for the outstanding balance due to Mainas. During the year ended December 31, 2017, the outstanding balance was forgiven by Mainas and the Company reclassified the $60,000 to additional paid in capital on the consolidated balance sheet.

During the year ended December 31, 2017 a total of $5,704 was advanced to the Company by a Director and therefore related party, Kevin Kearney.

6. NOTE PAYABLE

In February 2016, the Company issued a Note to Richard Housand that bears interest of 7% per annum. Interest of $612 accrued during the year. The note and associated interest have yet to be paid back to the creditor.

7. STOCK BASED COMPENSATION

Generally, all forms of share-based payments, including stock option grants, restricted stock grants and stock appreciation rights are measured at their fair value on the awards’ grant date, based on the estimated number of awards that are ultimately expected to vest. Share-based compensation awards issued to non-employees for services rendered are recorded at either the fair value of the services rendered or the fair value of the share-based payment, whichever is more readily determinable. The expenses resulting from share-based payments are recorded in operating expenses in the statement of operations.

Warrants

On various dates in 2013 and in connection with subscription agreements, the Company issued three-year warrants to purchase up to 3,350,000 shares of common stock at an exercise price of $1.00 per share. Since the warrants were issued in connection with a private placement and sale of Company’s common stock, there was no accounting impact related to the issuance of warrants on the accompanying financial statements.

On various dates in 2014 and in connection with the subscription agreements, the Company issued three-year warrants to purchase up to 363,333 shares of common stock at an exercise price of $1.00 per share. Since the warrants were issued in connection with a private placement and sale of Company’s common stock, there were no accounting impact related to the issuance of warrants on the accompanying financial statements Additionally, the associated warrants were valued using the Black-Scholes-Merton valuation model with the following assumptions: risk free interest rates of 0.14%, dividend yield of 0%, volatility factors of the expected market price of similar common stock of 45%, and an expected life of 1 year. The aggregate fair value of the warrants is $31,541.

LED LIGHTING COMPANY

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2017 and 2016

7. STOCK BASED COMPENSATION (CONTINUED)

Effective June 1, 2013, the Company entered into a Consulting Agreement with Mark Wolff pursuant to which the Company has agreed to issue Mr. Wolff a Warrant to purchase up to 500,000 shares of Company common stock at an exercise price of $1.00 per share, vesting in 12 monthly increments starting on July 1, 2013 and terminating in 3 years. The Consulting Agreement was terminated as of August 1, 2013 and the vesting of the warrants terminated as of that date. These warrants were valued using the

Black-Scholes-Merton valuation model with the following assumptions: risk free interest rates of 0.14%, dividend yield of 0%, volatility factors of the expected market price of similar common stock of 103%, and an expected life of 1 year. The warrants had an aggregate fair value of $668. The Company recorded stock based compensation of $334 during the year ended December 31, 2013 related to these warrants. Due to the termination of the Agreement and settlement between the parties, no compensation was incurred in relation to these warrants since issuance in 2013.

Effective and vested on July 1, 2014, the Company entered into a consulting agreement with Andrew Molasky, a related party, for his provision of certain business consulting services to the Company. The consulting agreement provides for the Company’s issuance of 1,255,295 shares of Company common stock to Mr. Molasky in consideration for his services. The shares were valued using the price per share used in the most recent equity sale transaction of $0.75 for a total value of $941,471 which was recorded as consulting fees. In connection with the consulting agreement, the Company also issued a common stock purchase warrant to Mr. Molasky pursuant to which he may purchase up to 1,255,295 shares of Company common stock at $1.00 per share for up to three years. The warrants were valued on the date of issuance using the Black-Scholes valuation model at $85,991 under the following assumptions: risk free interest rates of 0.10%, dividend yield of 0%, volatility factors of the expected market price of similar common stock of 48%, and an expected life of 1 year and were recorded as stock based compensation as of December 31, 2014.

Effective September 25, 2014, the Company issued a Warrant to Purchase Common Stock as stock based compensation to Mark Blackwell for services rendered, pursuant to which the Company agreed to issue him the right to purchase 300,000 shares of Company common stock for $1.00 per share for a period of 3 years. These warrants were valued using the Black-Scholes-Merton valuation model with the following assumptions: risk free interest rates of 0.09%, dividend yield of 0%, volatility factors of the expected market price of similar common stock of 71%, and an expected life of 1 year. The warrants were valued on the date of issuance using the Black-Scholes valuation model at $41,018.

Effective October 22, 2014, the Company entered into a Settlement Agreement and Mutual Release and Warrant Agreement (the “Settlement Documents”) with Mark Wolff pursuant to which the Company agreed to issue Mr. Wolff 50,000 shares of Company common stock and a warrant to purchase up to 150,000 shares of Company common stock for $1.00 per share for a period of 2 years, and Mr. Wolff agreed to settle and release any and all claims pursuant to the previously entered into consulting agreement and warrant dated June 1, 2013 between Mr. Wolff and the Company. The foregoing is only a brief description of the material terms of the Settlement Documents, and does not purport to be a complete description of the rights and obligations of the parties under those agreements. These warrants were valued using the Black-Scholes-Merton valuation model with the following assumptions: risk free interest rates of 0.11%, dividend yield of 0%, volatility factors of the expected market price of similar common stock of 78%, and an expected life of 1 year. The warrants were valued on the date of issuance using the Black-Scholes valuation model at $23,581.

As the exercise price of the warrants issued exceeded the price at which shares have been issued by the Company, the warrants have no intrinsic value.

LED LIGHTING COMPANY

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2017 and 2016

7. STOCK BASED COMPENSATION (CONTINUED)

A summary of warrant activity as of December 31, 2017 and changes during the year then ended is presented below:

	Warrants [ex Plan Options]	Weighted Avg Exercise Price	Avg Remaining Contractual Life [Yrs]	Weighted Avg Expiration Date
Outstanding December 31, 2016	5,418,629	$1.00	0.84	10/1/2016
Issued in 2016 – Investors	-	-	-	-
Issued in 2016 – Services	-	-	-	-
Exercised	-	-	-	-
Forfeited or Expired	-	-	-	-
Outstanding December 31, 2017	5,418,629	$1.00	0.22	5/30/2017
Exercisable December 31, 2017	5,418,629	$1.00	0.22	5/30/2017

8. STOCKHOLDERS’ DEFICIT

The Company is authorized to issue 100,000,000 shares of common stock and 20,000,000 shares of preferred stock.

Effective August 4, 2015, the Company agreed to convert a total of $393,857 in outstanding debt and trade payables owed to 8 Company shareholders into a total of 3,938,566 shares of restricted common stock. The issuance of shares was made in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities were isolated private transactions by us which did not involve a public offering; (b) there was only 8 recipients and all recipients are Company shareholders; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individuals and the Company; and (f) the recipients of the securities are all accredited investors.

Effective August 4, 2015, the Company agreed to issue to a Company consultant 500,000 shares of restricted common stock as compensation for services provided to the Company. The issuance of shares were made in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the securities was an accredited investor.

Effective December 14, 2015, the Company entered into a Loan Agreement (the “Loan Document”) with Mainas Development Corporation (“MDC”) pursuant to which MDC agreed to loan the Company up to $130,000. The Loan Document provides that the loan shall accrue interest at the rate of 7% per annum and is due on December 14, 2016. The Company issued MDC 13,000,000 shares of Company common stock in consideration of extending the loan to the Company. MDC is an entity owned and controlled by George Mainas who owns greater than 10% of the outstanding shares of the Company. The foregoing is only a brief description of the material terms of the Loan Document, and does not purport to be a complete description of the rights and obligations of the parties under that agreement, and such description is qualified in its entirety by reference to the agreement which is filed as an exhibit to this Current Report.

LED LIGHTING COMPANY

NOTES TO FINANCIAL STATEMENTS

For the years ended December 31, 2017 and 2016

9. INCOME TAXES

Our provisions for income taxes for the years ended December 31, 2017 and 2016, respectively, were as follows (using our blended effective Federal and State income tax rate of 35.0%):

	2017	2016

Current Tax Provision:
Federal and state
Taxable income	$-	$-
Total current tax provision	$-	$-
Deferred Tax Provision:
Federal and state
Net loss carryforwards	$(4,471,000)	$(4,407,000)
Valuation allowance	4,471,000	4,407,000
Total deferred tax provision	$-	$-

Deferred tax assets at December 31, 2017 and 2016 consisted of the following:

	2017	2016
Deferred tax assets:
Net operating loss carryforwards	$1,565,000	$1,542,000

Valuation allowance	(1,565,000)	(1,542,000)

Net deferred tax assets	$-	$-

Internal Revenue Code Section 382 and similar California rules place a limitation on the amount of taxable income that can be offset in a single year by net operating loss carryforwards (“NOL”) after a change in control (generally greater than a 50% change in ownership). Transactions such as planned future sales of our common stock may be included in determining such a change in control. These factors give rise to uncertainty as to whether the net deferred tax assets are realizable. We have approximately $1,565,000 in NOL at December 31, 2017 that will begin to expire in 2029 for federal and state purposes and could be limited for use under IRC Section 382. We have recorded a valuation allowance against the entire net deferred tax asset balance due because we believe there exists a substantial doubt that we will be able to realize the benefits due to our lack of a history of earnings and due to possible limitations under IRC Section 382. A reconciliation of the expected tax benefit computed at the U.S. federal and state statutory income tax rates to our tax benefit for the years ended December 31, 2017 and 2016 is as follows:

	Years ended December 31,
	2017		2016
Federal income tax rate at 35%	$(539,700)	35.00%	$(576,000)	35.00%
State income tax, net of federal benefit	-	-	-	-
Change in valuation allowance	539,700	(35.00%)	576,000	(35.00%)

Benefit for income taxes	$-	-%	$-	- %

We file income tax returns in the U.S. with varying statutes of limitations. Our policy is to recognize interest expense and penalties related to income tax matters as a component of our provision for income taxes. There were no accrued interest and penalties associated with uncertain tax positions as of December 31, 2017 and 2016. We have no unrecognized tax benefits and thus no interest or penalties included in the financial statements.